SUPPLEMENT TO
                     TO STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 1999
                           FOR THE JNL(R) SERIES TRUST

         PIMCO serves as investment sub-adviser to the JNL/PIMCO Total Return Bond Series ("Total Return Bond Series") of the JNL Series Trust pursuant to an investment sub-advisory contract ("Sub-Advisory Contract") between PIMCO and Jackson National Financial Services, LLC. PIMCO is a subsidiary partnership of PIMCO Advisors. The general partners of PIMCO Advisors are PIMCO Partners, G.P. and PIMCO Advisors Holdings L.P. ("PAH"). PIMCO Partners, G.P. is a general partnership between PIMCO Holding LLC, a Delaware limited liability company and an indirect wholly-owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners LLC, a California limited liability company controlled by the current Managing Directors and two former Managing Directors of PIMCO. PIMCO Partners, G.P. is the sole general partner of PAH.

         PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Total Return Bond Series' investments directly with the issuers or with brokers or dealers selected by it in its discretion. See "Portfolio Transactions." PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the JNL Series Trust, periodic reports on the investment performance of the Total Return Bond Series.

         On October 31, 1999, PIMCO Advisors, PAH and Allianz AG ("Allianz") announced that they had reached a definitive agreement pursuant to which Allianz will acquire majority ownership of PIMCO Advisors and its subsidiaries, including PIMCO (the "Allianz Transaction"). Under the terms of the transaction, Allianz will acquire all of PAH, the publicly traded general partner of PIMCO Advisors. Pacific Life Insurance Company will retain an approximately 30% interest in PIMCO Advisors. The Allianz Transaction is currently expected to be completed by the end of the first quarter of 2000.

         Allianz is the world's second largest insurance company and a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. Allianz currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After consummation of the transaction, the combined firms will have over $650 billion in assets under management.

         Affiliates of Allianz currently include Dresdner Bank AG, Deutsche Bank AG, Munich Re, and HypoVereinsbank. These entities, as well as certain broker-dealers controlled by or affiliated with these entities, such as Bankers Trust Company and BT Alex Brown, Inc. are considered the "Affiliated Brokers". Once the Allianz transaction is consummated, absent an SEC exemption or other relief, the Total Return Bond Series would generally be precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or to utilize the Affiliated Brokers for agency transactions would be subject to restrictions. PIMCO does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability, post-closing, to provide services to the Total Return Bond Series, the Total Return Bond Series' ability to take advantage of market opportunities, or the Total Return Bond Series' overall performance. Other series of the JNL Series Trust for which PIMCO (or an affiliate) does not serve as investment sub-adviser would not, in general, be subject to these same restrictions post-closing.

         The consummation of the Allianz Transaction is subject to the approval of the public unitholders of PAH, as well as to certain regulatory and client approvals, including the approval of the Board of Trustees of the Trust and the approval of the shareholders of the Total Return Bond Series, and other conditions customary to transactions of this kind.

         This Statement of Additional Information will be supplemented or revised if the Allianz Transaction does not occur substantially as set forth above.


This Supplement is dated December 1, 1999

(To be used with Form No. V3180 5/99 only)